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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                -------------------

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported)
                                  AUGUST 10, 1998


                             CS WIRELESS SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




          DELAWARE                     333-3288               23-2751747
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

         1101 SUMMIT AVENUE
             PLANO, TEXAS                                          75074
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code: (972) 398-5300

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ITEM 5.  OTHER EVENTS

     CS Wireless Systems, Inc. (the "Company") received on August 10, 1998 the resignation of Joseph W. Autem as Senior Vice President and Chief Financial Officer of the Company. Mr. Autem joined the Company effective June 1, 1998.

     John M. Lund, the Company's Vice President - Finance and Controller, has assumed the responsibilities of Mr. Autem. Mr. Lund has been promoted to Senior Vice President - Finance, Chief Accounting Officer and Controller. Mr. Lund has been employed by the Company since February 24, 1997. Prior to joining the Company, Mr. Lund was employed by KPMG Peat Marwick for six (6) years. While at KPMG, Mr. Lund provided services to various companies in the wireless cable industry.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (c)  Exhibits
          None


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 18, 1998                 CS WIRELESS SYSTEMS, INC.

                                       BY: /s/ ALBERT G. MCGRATH, JR.
                                          ----------------------------------
                                          ALBERT G. MCGRATH, JR.
                                          VICE PRESIDENT